Supplement dated June 25, 2012 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AnnuiChoice® II (includes AnnuiChoice)	May 1, 2012
AdvantEdge (includes GrandMaster flex3 and GrandMaster)	May 1, 2012

Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

May 1, 2012
Pinnacle V (post 1-1-12)	May 1, 2012
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008

This is a supplement to the prospectuses identified above.  This supplement describes a change to Variable Account Options available through your variable annuity.  Please retain this supplement for future reference.

Rydex Fund Merger

Guggenheim Investments, advisor to the Rydex Variable Trust funds, has announced that it intends to merge the Guggenheim VT Alternative Strategies Allocation Fund into the Guggenheim VT Multi-Hedge Strategies Fund on July 13, 2012.  This merger is subject to shareholder approval.  If the merger occurs, we will support it by replacing the Guggenheim VT Alternative Strategies Allocation Variable Account Option with the Guggenheim VT Multi-Hedge Strategies Variable Account Option in your variable annuity:

Existing Variable Account Option	Replacement Variable Account Option
Guggenheim VT Alternative Strategies Allocation →	Guggenheim VT Multi-Hedge Strategies

Any Account Value you have in the Existing Variable Account Option at the end of the Business Day on July 13, 2012 (or other date the merger may occur) will be transferred to the Replacement Variable Account Option.  You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

If you are currently invested in both the Existing Variable Account Option and the Replacement Variable Account Option, you may be over allocated to the Replacement Variable Account Option after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs – Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Variable Account Option will be redirected to the Replacement Variable Account Option.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

Guaranteed Lifetime Income Advantage Rider – If you purchased a Guaranteed Lifetime Income Advantage Rider, this replacement will take effect as described above.  Your allocations will remain in compliance with all investment requirements associated with the rider.  You do not need to do anything.

You can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202 or call us at 1-800-325-8583.